Cinergy Corp.
                               Organization Chart
                                 June 20, 2004 (1)

                    Exhibit to Certification of Notification
                               File No. 70-10124

 *Cinergy Corp. (Delaware, 6/30/1993)

       *Cinergy Services, Inc. (Delaware, 2/23/1994)

       *The Cincinnati Gas & Electric Company (Ohio, 4/3/1837)
                           (please see attached list of subsidiaries)

       *PSI Energy, Inc. (Indiana, 9/6/1941)
                           South Construction Company, Inc. (Indiana, 5/31/1934)

        Cinergy Global Resources, Inc. (Delaware, 5/15/1998)
                           (please see attachment for listing of subsidiaries)

        Cinergy Investments, Inc. (Delaware, 10/24/1994)
                           (please see attachment for listing of subsidiaries) *Cinergy Receivables Company LLC (Delaware, 1/10/2002)

        CinTec   LLC (Delaware, 11/16/2000; formerly CinTech LLC)
             CinTec I LLC (Delaware, 11/16/2000; formerly CinTech I LLC)
                  eVent Resources I LLC (Delaware, 11/17/2000; formerly Event Capital I LLC) eVent Resources Holdings LLC (Delaware, 12/13/200
                                     formerly eVent (Triple Point) LLC)
             CinTec II LLC (Delaware, 12/23/2003)

        Cinergy Technologies, Inc. (Delaware, 7/26/2000; formerly Cinergy
         Ventures Holding Company, Inc.)
             Cinergy Broadband, LLC (Delaware, 9/22/2003)
                  National BPL, LLC (Delaware, 12/16/2003)
                  CCB Communications, LLC (Delaware, 6/2/2003; formerly Current Broadband (Ohio), LLC)
                               CCB Indiana, LLC (Delaware, 8/15/2003)
                               CCB Kentucky, LLC (Delaware, 8/15/2003)
                               CCB Ohio, LLC (Delaware, 8/15/2003)
             Cinergy Ventures, LLC (Delaware, 7/25/2000)
                          Configured Energy Systems, Inc.
                          Kreiss Johnson Technologies, Inc. (California,
                             7/28/1993)
                          Maximum Performance Group, Inc. (Delaware 12/16/2002)
             Cinergy Ventures II, LLC (Delaware, 9/1/2000)
                          Catalytic Solutions, Inc. (California, 1/31/1996) Electric City Corp. (Delaware, 5/6/1998)
             Cinergy e-Supply Network, LLC (Delaware, 8/10/2000)
             Cinergy One, Inc. (Delaware, 9/5/2000)
             Cinergy Two, Inc. (Delaware, 11/6/2000)

                  Cinergy Wholesale Energy, Inc. (Ohio, 11/27/2000)
                           Cinergy Power Generation Services, LLC
                           (Delaware, 11/22/2000)
                           Cinergy Origination & Trade, LLC (Delaware,
                              10/19/2001)
         *Cinergy Foundation, Inc. (Indiana, 12/7/1988)

(1) This chart includes all corporations and other business organizations in which Cinergy Corp. owns, directly or indirectly, at least 5% of the outstanding voting securities. Unless otherwise identified by an asterisk, each entity is either an Intermediate Subsidiary or a Nonutility Company (as such terms are used in the Commission's order dated Dec. 22, 2003 in File No. 70-10172
(HCAR No. 27779)).

        Cinergy Corp. (Delaware, 6/30/1993)

                  The Cincinnati Gas & Electric Company (Ohio, 4/3/1837)
                           Cinergy Power Investments, Inc. (Ohio, 12/5/2000) CPI Investments, LLC (Delaware, 12/14/2001)
                           *The Union Light, Heat and Power Company
                              (Kentucky, 3/20/1901)
                           Tri-State Improvement Company (Ohio, 1/14/1964) *Lawrenceburg Gas Company (Indiana, 5/5/1868) *Miami Power Corporation (Indiana, 3/25/1930)
                           KO Transmission Company (Kentucky, 4/11/1994) *Ohio Valley Electric Corporation (Ohio, 10/1/52)

        Cinergy Investments, Inc. (Delaware, 10/24/1994)
                  Cinergy-Cadence, Inc. (Indiana, 12/27/1989;
                    formerly PSI Power Resource Operations, Inc.)
                        Cadence Network, Inc.(Delaware, 9/3/1997)
                  Cinergy Capital & Trading, Inc. (Indiana, 10/8/1992;
                       formerly Wholesale Power Services, Inc.)
                           (please see attached list of subsidiaries)
                  Cinergy Telecommunications Holding Company, Inc.
                      (Delaware, 9/20/1996; formerly Cinergy Communications,
                       Inc.)
                           Q-Comm Corporation (Nevada, 9/26/96)
                           Lattice Communications, LLC (Delaware, 1/7/99)
                               LB Tower Company, LLC (Delaware, 5/25/2000)
                  Cinergy Engineering, Inc. (Ohio, 3/28/1997)
                  Cinergy-Centrus, Inc. (Delaware, 4/23/98; formerly
                    Cinergy-Ideon, Inc.)
                  Cinergy-Centrus Communications, Inc. (Delaware, 7/17/98) Cinergy Solutions Holding Company, Inc. (Delaware, 2/11/1997;
                    formerly Cinergy Solutions, Inc.)
                           (please see attached list of subsidiaries)
                  Cinergy Supply Network, Inc. (Delaware, 1/14/98)
                           Reliant Services, LLC (Indiana, 6/25/98)
                               MP Acquisition Corp., Inc. (Indiana, 10/17/2000)
                                    Miller Pipeline Corporation
                                 (Indiana, July 19, 1995)
                               Fiber Link, LLC (Indiana, 9/5/2000) (6)
                  Cinergy Technology, Inc. (Indiana, 12/12/1991; formerly
                 PSI Environmental Corp.)


     Cinergy Investments, Inc. (Delaware, 10/24/1994)
                  Cinergy Capital & Trading, Inc. (Indiana, 10/8/1992;
                     formerly Wholesale Power Services, Inc.)
                  Brownsville Power I, LLC (Delaware, 7/13/1998)
                  Caledonia Power I, LLC (Delaware, 7/13/1998)
                  CinCap IV, LLC (Delaware, 12/3/1997)
                  CinCap V, LLC (Delaware, 7/21/98)
                  CinPower I, LLC (Delaware, 6/12/1998)
                  Cinergy Canada, Inc. (Alberta, Canada, 4/20/2001)
                  Cinergy Climate Change Investments, LLC (Delaware, 6/9/2003) Cinergy Limited Holdings, LLC (Delaware, 12/14/2001)
                  Cinergy General Holdings, LLC (Delaware, 12/14/2001)
                       Cinergy Marketing & Trading, LP (Delaware, 10/27/95; formerly Producers Energy Marketing, LLC) (4)
                            Ohio River Valley Propane, LLC (formerly Cinergy Propane, LLC (Delaware, 10/18/2001)
                       Cinergy Mexico Limited, LLC (Delaware, 2/17/2004) Cinergy Mexico General, LLC (Delaware, 2/17/2004)
                            Cinergy Mexico Holdings, L.P. (Delaware, 2/20/2004)
                                 Cinergy Mexico Marketing & Trading, LLC
                                 (Delaware, 2.24.2004)
                           Cinergy Retail Power Limited, Inc.
                             (Delaware, 8/6/2001)
                           Cinergy Retail Power General, Inc. (Texas, 8/7/2001)
                                    Cinergy Retail Power, L.P. (Delaware,
                                    8/8/2001)
                           Cinergy Retail Sales, LLC (Delaware, 12/9/2003) CinFuel Resources, Inc. (Delaware, 1/10/2002)
                                    LH1, LLC (Delaware, 1/10/2002) (7)
                                            Oak Mountain Products, LLC
                                            (Delaware, 7/9/2001)
                           Cinergy Transportation, LLC (Delaware, 6/14/2000) SYNCAP II, LLC (Delaware, 10/13/2000)



     Cinergy Investments, Inc. (Delaware, 10/24/1994)

             Cinergy Solutions Holding Company , Inc. (Delaware, 2/11/1997;
              formerly Cinergy Solutions, Inc.)
                  1388368 Ontario Inc. (Ontario, 12/2/99)
                  3036243 Nova Scotia Company (Nova Scotia, 12/10/99)
                       Cinergy Solutions Limited Partnership (Ontario, 12/14/99)
                  Vestar, Inc. (Delaware, 4/6/98; formerly Cinergy Business
                   Solutions, Inc.)
                       Vestar Limited (Ontario, 3/9/84; formerly Rose Technology
                        Group Limited)
                            3075959 Nova Scotia Company (Nova Scotia, 4/7/2003) Keen Rose Technology Group Limited (Ontario,8/26/99) Optimira Controls, Inc. (Ontario, 4/14/1997) (4)
                       Cinergy EPCOM, LLC (Delaware, 8/20/99)
                       Cinergy EPCOM College Park, LLC (Delaware, 8/20/99) Cinergy Solutions, Inc. (Delaware, 6/2/2000)
                                    (please see attached list of subsidiaries)
                       Cinergy Solutions of Tuscola, Inc. (Delaware,
                          10/13/98)
                       Delta Township Utilities, LLC (Delaware, 7/5/2001)
                       Delta Township Utilities II, LLC (Delaware, 3/25/2004) Energy Equipment Leasing LLC (Delaware, 11/12/98) Trigen-Cinergy Solutions LLC (Delaware, 2/18/1997) Trigen-Cinergy Solutions of Ashtabula LLC
                           (Delaware, 4/21/99)
                       Cinergy Solutions of Boca Raton, LLC (Delaware, 9/4/98) Cinergy Solutions of Cincinnati, LLC (Ohio, 7/29/1997) Trigen-Cinergy Solutions of Lansing LLC(Delaware,11/3/99)
                            Trigen/Cinergy - USFOS of Lansing LLC (Delaware,
                              11/3/1999)
                            Trigen-Cinergy Solutions of Orlando LLC
                              (Delaware, 6/12/1998)
                            Trigen-Cinergy Solutions of Owings Mills LLC
                            (Delaware, 9/20/99)
                           Trigen-Cinergy Solutions of Owings Mills Energy Equipment Leasing, LLC (Delaware, 10/20/99) Trigen-Cinergy Solutions of Rochester LLC (Delaware, 10/20/99)
                           Trigen-Cinergy Solutions of Silver Grove LLC
                             (Delaware, 3/18/99)
                           Cinergy Solutions of St. Paul LLC (Delaware 8/13/98)
                                Environmental Wood Supply, LLC (Minnesota,
                                8/10/2000)
                                St. Paul Cogeneration LLC (Minnesota, 12/18/98)
                           Trigen-Cinergy Solutions of Tuscola, LLC (Delaware,
                                8/21/98)



     Cinergy Investments, Inc. (Delaware, 10/24/1994)
             Cinergy Solutions Holding Company , Inc. (Delaware, 2/11/1997;
               formerly Cinergy Solutions, Inc.)
                  Cinergy Solutions, Inc. (Delaware, 6/2/2000)
                       BSPE Holdings, LLC (Delaware, 1/10/2001)
                            BSPE Limited, LLC (Delaware, 1/10/2001)
                            BSPE General, LLC (Texas, 1/11/2001)
                                 BSPE, L.P. (Delaware, 1/16/2001)
                       Cinergy Energy Solutions, Inc. (Delaware, 11/9/2000)
                            U. S. Energy Biogas Corporation (formerly Zahren
                              Alternative Power Corporation (Delaware,
                                12/28/1993; formerly ZFC Environmental Holdings
                                                     Limited)
                       Cinergy GASCO Solutions, LLC (Delaware, 11/9/2000)
                            Countryside Landfill Gasco., L.L.C. (Delaware,
                              8/23/96)
                            Morris Gasco, L.L.C. (Delaware, 12/31/96)
                            Brown County Landfill Gas Associates, L.P
                              (Delaware, 3/22/2000)
                            Cinergy Solutions of Monaca, LLC (Delaware,
                              12/16/2003)
                            Cinergy Solutions of Narrows, LLC (Delaware,
                              3/17/2003)
                            Cinergy Solutions of Rock Hill, LLC (Delaware,
                              3/17/2003)
                            Cinergy Solutions of San Diego, Inc. (Delaware,
                               1/29/2004; formerly Cinergy Solutions of San
                                Diego, LLC, Delaware, 1/9/2004)
                            Cinergy Solutions of St. Bernard, LLC
                                    (Delaware, 1/6/2003)
                            Cinergy Solutions Operating Services of Lansing, LLC
                                    (Delaware, 6/25/2002)
                            Cinergy Solutions Operating Services of Shreveport,
                             LLC (Delaware, 6/28/2002)
                            Cinergy Solutions Operating Services of Oklahoma,
                              LLC (Delaware, 8/13/2002)
                            Cinergy Solutions of Philadelphia, LLC (Delaware,
                               5/11/2001)
                            Cinergy Solutions Partners, LLC (Delaware,
                                    9/12/2000)
                                 CST Limited, LLC (Delaware, 5/18/2001;
                                        formerly CS Limited, LLC)
                                 CST General, LLC (Texas, 5/22/2001)
                                      CST Green Power, L.P. (Delaware,
                                          5/23/2001)
                                      Green Power Holdings, LLC (Delaware,
                                          12/12/2000)
                                           Green Power G.P., LLC (Texas,
                                                  12/15/2000)
                                           Green Power Limited, LLC
                                              (Delaware, 12/12/2000)
                                                South Houston Green Power, L.P.
                                                (Delaware, 12/19/2000; formerly
                                                  Green Power, L.P.) (7)
                            CSGP of Southeast Texas, LLC (Delaware, 2/22/2001) CSGP Limited, LLC (Delaware, 4/5/2001)
                                 CSGP General, LLC (Texas, 4/5/2001)
                                      CSGP Services, L.P. (Delaware, 4/6/2001)
                            Lansing Grand River Utilities, LLC (Delaware,
                               9/14/2000)
                            Oklahoma Arcadian Utilities, LLC (Delaware,
                               12/5/2000)
                            Shreveport Red River Utilities, LLC (Delaware,
                               10/16/2000)


      Cinergy Global Resources, Inc. (Delaware, 5/15/1998)
             Cinergy Global Power, Inc. (Delaware, 9/4/1997; formerly Cinergy
                Investments MPI, Inc.)
                  CGP Global Greece Holdings, SA (Greece, 8/10/2001)
                       Attiki Denmark ApS (Denmark, 10/1/2000; formerly ApS Kbus
                         17nr. 1693)
                            Attiki Gas Supply Company SA (Greece, 11/2/2001)
             Cinergy Global Chandler Holding, Inc. (Delaware, 10/19/2000)
                  Cinergy Global Chandler I, Inc. (Delaware, 10/13/2000)
             Cinergy Global Ely, Inc. (Delaware, 8/28/98)
                  EPR Ely Power Limited (England, 5/7/98)
                       EPR Ely Limited (England, 7/10/97)
                            Ely Power Limited (England, 7/3/97)
                            Anglian Straw Limited (England, 5/14/90)
                       Anglian Ash Limited (England, 3/1/99) (6)
             Cinergy Global Foote Creek, Inc. (Delaware, 5/4/99)
             Cinergy Global Foote Creek II, Inc. (Delaware, 11/23/99)
             Cinergy Global Foote Creek IV, Inc. (Delaware, 6/28/2000)
             Cinergy Global Peetz Table I, Inc. (Delaware, 1/9/2001)
             Cinergy Global Power Services Limited (England, 8/14/1997; formerly
                MPI International Limited)
             Cinergy Global Power (UK) Limited (England, 2/5/98)
                  Cinergy Global Trading Limited (England, 5/25/99)
                       Cinergy Trading and Marketing Limited
                                    (England and Wales, 7/30/2003)
                       Commercial Electricity Supplies Limited (England,
                                    8/10/93)
                       Cinergy Renewable Trading Limited (England, 1/11/00;
                          formerly Renewable Trading Limited)
                       UK Electric Power Limited (England, 12/24/1920)
                       Cinergy Global Power Iberia, S.A. (Spain, 6/17/1998)
             Cinergy Global Holdings, Inc. (Delaware, 12/18/98)
                           Cinergy Holdings B.V. (The Netherlands, 4/7/48;
                                  formerly Watercorner Investments B.V.)
                                Cinergy Zambia B.V. (The Netherlands, 11/18/85;
                                 formerly MPII (Zambia) B.V.)
                                     Copperbelt Energy Corporation PLC (Republic
                                       of Zambia, 9/19/97)
                                          Power Sports Limited (Republic of
                                              Zambia 1/5/1999)
                                Moravske Teplarny a.s. (Czech Republic, 6/18/91
                                 formerly Teplarna Svit a.s.)
                                Cinergetika U/L a.s. (Czech Republic, 10/5/98;
                                 formerly SETUZA energetika a.s.) (8)
             Cinergy Global (Cayman) Holdings, Inc. (Cayman Islands, 9/4/1997;
               formerly Cinergy MPI III, Inc.)
                  Cinergy Global Hydrocarbons Pakistan (Cayman Islands,
                       9/4/1997; formerly Cinergy MPI I, Inc.)
                       Cinergy Global Tsavo Power (Cayman Islands, 9/4/1997; formerly Cinergy MPI II, Inc.)
                           IPS-Cinergy Power Limited (Kenya, 4/28/1999; formerly
                            Highbury Investments Limited) (9)
                                Tsavo Power Company Limited (Kenya, 1/22/1998)
                       Cinergy MPI V, Inc. (Cayman Islands, 9/4/1997)
                  Cinergy Global One, Inc. (Delaware, 2/4/00)
                  eVent Resources Overseas I, LLC (Delaware, 5/29/2001)
                  Midlands Hydrocarbons (Bangladesh) Limited (England, 6/29/93) Cinergy Global Power Africa (Proprietary) Limited (South
                      Africa, 8/3/1999)
             Cinergy UK, Inc. (Delaware, 5/1/1996; formerly M.E. Holdings)